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                                                                    EXHIBIT 10.5
[MITA LETTERHEAD APPEARS HERE]

               MITA CUSTOMER ASSURANCE (MITA) DEALER AGREEMENT

        This agreement is made and entered into by and between Mita Copystar America, Inc.("Mita") a corporation with its principal place of business at 225 Sand Road, Fairfield, New Jersey 07004, and IMTEK CORPORATION, d/b/a IMTEK
                                           --------------------------------
OFFICE SOLUTIONS ("Dealer"), a Corporation, with its principal place of business
-----------------             ------------
at 2800 Build America Drive, Hampton, VA 23666.
  --------------------------------------------

This Agreement will only be binding and effective after it has been accepted and signed by Mita.


1. APPOINTMENT.

        Dealer has signed the Mita Dealer HVC Sales Agreement ("HVC
Agreement"), which is currently in effect. Mita has developed the MCA Program to work in conjunction with the HVC Agreement. To accomplish this, Mita has evaluated and placed its HVC Dealers into Categories A,B and C. (See the attached information from Mita's Technical Department, which may be amended from time to time, regarding Dealer's Qualification Level.) If Dealer does not know the Category in which it has been placed for the MCA Program, it should confirm its status with Mita's Technical Department.

        If Dealer is a Category A or B Dealer, it will be appointed as a non-exclusive MCA Dealer to offer HVC customers in Dealer's Area of Prime Responsibility, the guarantees and service support under the MCA Program. Dealer agrees to observe and perform faithfully all its obligations under the MCA Program.

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2. CHANGE OF STATUS.

        Procedures and costs for replacing equipment under this Program relate directly to the Category in which the Dealer has been placed. THE FOLLOWING IMPORTANT POINTS SHOULD BE NOTED BY ALL DEALERS PARTICIPATING IN THE PROGRAM.

        a) Category A Dealers, who have complied with the procedures of this Program, will have equipment which cannot be repaired replaced at Mita's expense. Category A Dealers, that use Category B Dealers to assist them with multiple installations outside the Category A Dealer's HVC Area, shall be responsible to carry out all equipment replacements for machines installed and maintained by the Category B Dealer, at the Category A Dealer's expense.

        b) Category B Dealers may participate in the Program, however the equipment replacement must be carried out at the Dealer's expense. Mita will not pay for, or share in any costs associated with equipment replacement for Category B Dealers.

        c) Category C Dealers cannot participate in this Program, and should not sign this Agreement.

        d) If Dealer's status changes from one Category to another, Mita's reimbursement or payment of costs associated with the replacement of equipment will be based upon Dealer's status at the time the equipment replacement is made.

        e) If this Agreement or Dealer's HVC Agreement is terminated, the equipment which was placed and registered under the Program prior to such termination, shall continue to be covered by Mita under the Program, if Dealer continues to comply with the terms and conditions of the Program. No new equipment may be registered under the Program, after such termination.

        f) If in Mita's sole discretion, Dealer fails to properly service equipment registered under the Program, or fails to comply with the Program, Mita shall have the right to contact the customer directly, or through another MCA Dealer, to have the registered equipment evaluated, serviced or replaced with no liability or compensation to Dealer.

3. SERVICE OBLIGATIONS.

        Dealer shall carry out all of its service obligations under Paragraph 11 of the HVC Agreement. In addition, it is agreed that:

        a) Dealer will offer all HVC copier customers the guarantees and service support under the MCA program.

        b) DEALER WILL OFFER ALL HVC COPIER CUSTOMERS FULL SERVICE MAINTENANCE AGREEMENTS, FOR AT LEAST THREE YEARS FROM THE DATE OF THE HVC COPIER PURCHASE, AT PRICES TO BE DETERMINED BY THE DEALER IN ITS SOLE DISCRETION.

        SUCH FULL SERVICE MAINTENANCE AGREEMENTS SHALL INCLUDE, IN WRITING, THE FOLLOWING REPRESENTATIONS:

                i) ALL REPAIR WORK FOR HVC COPIERS WILL BE PERFORMED ONLY BY DEALER'S SERVICE TECHNICIANS WHO HAVE BEEN CERTIFIED BY MITA;

                ii)DEALER WILL PROVIDE THE CUSTOMER WITH A FOUR HOUR SERVICE RESPONSE TIME ON AVERAGE;

                iii) DEALER WILL PROVIDE THE HVC CUSTOMER WITH A LOANER COPIER SHOULD THE CUSTOMER'S COPIER REQUIRE IN-SHOP REPAIR, OR IF THE DEALER CANNOT REPAIR THE HVC COPIER WITHIN SIXTEEN BUSINESS HOURS, AT NO ADDITIONAL CHARGE TO THE CUSTOMER;

                iv) DEALER WILL USE MITA BRAND PARTS, PM KITS AND SUPPLIES FOR THE SERVICE AND UPKEEP OF THE HVC COPIERS COVERED BY THE MCA PROGRAM;

                v) DEALER'S NORMAL BUSINESS HOURS FOR SERVICE WILL BE FROM 8:30 A.M. TO 5:00 P.M.;

                vi) DEALER WILL PROVIDE ALL PREVENTIVE MAINTENANCE NECESSARY FOR THE HVC COPIER, AND RESPOND TO ALL EMERGENCY CALLS DURING THE TERM OF THE CUSTOMER'S FULL SERVICE MAINTENANCE AGREEMENT.

        c) Dealer will follow and comply with Mita's MCA policy and procedure for the registration, repair and replacement of copiers and accessories.





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4. REPORTS.

        Dealer shall keep good service records for the HVC copiers which shall include all service work performed, response time, parts installed, serial number of copier, meter readings etc. If Dealer is requested in writing by Mita, then Dealer shall provide Mita with the number of HVC copiers covered by the MCA Program, the serial numbers of those copiers and the initial date of installation, copies of the service records, and such other information as Mita may reasonable request, from time to time, regarding the HVC copiers covered under the MCA Program.

5. SERVICE MARK.

        Mita grants to Dealer the non-exclusive right to use the service marks "Mita Customer Assurance Program" and "MCA Program" during the term of this Agreement. Dealer acknowledges Mita's ownership, right, title and interest in the service marks "Mita Customer Assurance Program" and "MCA Program." Dealer will use the service marks only in accordance with the provisions of this Agreement and shall not use said marks in any manner not approved or authorized by Mita, or in any manner in which Mita concludes, in its sole judgment, is confusing or misleading. Dealer agrees that it will cease using these service marks upon the termination of this Agreement.

6. MISCELLANEOUS.

        Dealer agrees that its participation in the MCA Program is at the Dealer's sole risk, cost and expense, and that Mita will not compensate or reimburse the Dealer for any of its costs incurred, except for the issuance of credit for, or the replacement of, HVC copiers and accessories as provided under Mita's MCA policies and procedures for repair and replacement of HVC copiers and accessories.

        Mita may at any time with written notice to the Dealer, revise, amend or terminate the MCA Program.

        This Agreement shall terminate automatically and without notice upon the termination of Dealer's HVC Agreement. This Agreement shall be governed and construed in accordance with the laws and state of New York.



IN WITNESS WHEREOF, the parties hereto have executed this Agreement.


                                                MITA COPYSTAR AMERICA, INC.


    IMTEK CORPORATION                   By /s/ Robert Magrino
--------------------------                 ------------------------------------
  (legal name of Dealer)                                (signature)


By /s/ Michael L. Lowe                  Robert Magrino, Executive V.P. of Sales
   -----------------------              ---------------------------------------
         (signature)                                  (name and title)


Michael L. Lowe, Pres, COO              Accepted November 26, 1997
--------------------------              ---------------------------------------
      (name and title)                              (date of acceptance)


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